UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2014

KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54687	27-1627696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On December 24, 2014, KBS Real Estate Investment Trust III, Inc. (the “Company”) filed a Current Report on Form 8-K dated December 23, 2014 with regard to the acquisition, through an indirect wholly owned subsidiary, of an office property consisting of three office buildings containing an aggregate of 815,018 rentable square feet located on approximately 16.1 acres of land in Emeryville, California (the “Towers at Emeryville”). The Company hereby amends the Form 8-K dated December 23, 2014 to provide the required financial information related to its acquisition of the Towers at Emeryville.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Towers at Emeryville

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2014 (unaudited) and the Year Ended December 31, 2013	F-2
	Notes to the Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2014 (unaudited) and the Year Ended December 31, 2013	F-3

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust III, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5
	Unaudited Pro Forma Balance Sheet as of September 30, 2014	F-6
	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2014	F-8
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2013	F-10

F- 1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: February 6, 2015	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Real Estate Investment Trust III, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Towers at Emeryville for the year ended December 31, 2013, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Towers at Emeryville for the year ended December 31, 2013 in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Towers at Emeryville’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Irvine, California
February 4, 2015

TOWERS AT EMERYVILLE
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

	Nine Months Ended	Year Ended
	September 30, 2014	December 31, 2013
	(unaudited)
Revenues:
Rental income	$15,400	$18,932
Parking revenue and other income	2,465	2,463
Total revenues	17,865	21,395
Expenses:
Repairs and maintenance	2,410	3,328
Real estate taxes and insurance	1,965	2,542
Utilities	1,607	2,052
Cleaning	964	1,105
General and administrative	675	766
Total expenses	7,621	9,793
Revenues over certain operating expenses	$10,244	$11,602
See accompanying notes.

TOWERS AT EMERYVILLE
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2014 (unaudited)
and the Year Ended December 31, 2013

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On December 23, 2014, KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”), through an indirect wholly owned subsidiary, acquired from LBA Realty LLC and Starwood Capital Group LLC, an office property consisting of three office buildings containing an aggregate of 815,018 rentable square feet located on approximately 16.1 acres of land in Emeryville, California (the “Towers at Emeryville”). The seller is not affiliated with KBS REIT III or its external advisor, KBS Capital Advisors LLC. The purchase price (net of closing credits) of the Towers at Emeryville was approximately $245.6 million plus closing costs.
KBS REIT III is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments located throughout the United States.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Towers at Emeryville is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS REIT III expects to incur in the future operations of the Towers at Emeryville. Excluded items include interest expense, depreciation and amortization, and certain general and administrative costs not directly comparable to the future operations of the Towers at Emeryville.
The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2014 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2014 are not necessarily indicative of the results that may be expected for the year ended December 31, 2014.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Towers at Emeryville was acquired from an unaffiliated party and (ii) based on due diligence of the Towers at Emeryville by KBS REIT III, management is not aware of any material factors relating to the Towers at Emeryville that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statements of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $0.7 million and $1.2 million for the nine months ended September 30, 2014 (unaudited) and the year ended December 31, 2013, respectively.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

TOWERS AT EMERYVILLE
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2014 (unaudited)
and the Year Ended December 31, 2013

4.	DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2013, the Towers at Emeryville was 81% leased to more than 80 tenants. For the year ended December 31, 2013, the Towers at Emeryville earned approximately 13% of its rental income from a tenant in the financial services industry. As of December 31, 2013, this tenant occupied 73,664 rentable square feet, or approximately 9% of the total property rentable square feet. Its lease expires on March 31, 2019, with one five-year extension option. This tenant has a one-time option to reduce its leased space by one full floor anytime after March 1, 2015, subject to a termination fee. This tenant also has a one-time option to terminate its lease effective on May 1, 2017, subject to a termination fee.
No other tenant lease represented more than 10% of rental income for the year ended December 31, 2013.

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2013, the future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 and thereafter were as follows (in thousands):

2014	$20,566
2015	19,694
2016	17,588
2017	13,638
2018	9,714
Thereafter	10,470
$91,670

6.	COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. The Towers at Emeryville did not recognize any termination fees during the year ended December 31, 2013 or the nine months September 30, 2014. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out or is leased out at a lower rental rate, the total amount of future minimum rent received by the Towers at Emeryville will be reduced.
Environmental
The Towers at Emeryville is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on the Towers at Emeryville’s financial condition and results of operations for the periods presented.

7.	SUBSEQUENT EVENTS
KBS REIT III evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on February 6, 2015.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”) as of December 31, 2013 and September 30, 2014, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2013 and the three and nine months ended September 30, 2014, and the notes thereto. The consolidated financial statements of KBS REIT III as of and for the year ended December 31, 2013 and the consolidated financial statements as of and for the three and nine months ended September 30, 2014 have been included in KBS REIT III’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statement of revenues over certain operating expenses and notes thereto of 222 Main, which was previously filed on Form 8-K/A with the SEC on May 5, 2014, and the statements of revenues over certain operating expenses and notes thereto of the Towers at Emeryville, which are included herein.
The unaudited pro forma balance sheet as of September 30, 2014 has been prepared to give effect to the acquisition of the Towers at Emeryville, as if the acquisition occurred on September 30, 2014. The acquisition of 222 Main is included in KBS REIT III’s historical balance sheet as of September 30, 2014.
The unaudited pro forma statements of operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013 have been prepared to give effect to the acquisitions of (i) 222 Main, acquired on February 27, 2014 and (ii) the Towers at Emeryville, acquired on December 23, 2014, as if the acquisitions occurred on January 1, 2013.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of 222 Main and the Towers at Emeryville been consummated as of January 1, 2013. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2014
(in thousands, except share and per share amount)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustments		Pro Forma Total
		Towers at Emeryville (b)
Assets
Real estate:
Land	$199,897	$49,184	(c)	$249,081
Buildings and improvements	1,272,619	184,747	(c)	1,457,366
Tenant origination and absorption costs	164,370	16,075	(c)	180,445
Total real estate, cost	1,636,886	250,006		1,886,892
Less accumulated depreciation and amortization	(92,989)	—		(92,989)
Total real estate, net	1,543,897	250,006		1,793,903
Real estate loan receivable, net	18,297	—		18,297
Cash and cash equivalents	155,074	(107,255)		47,819
Rents and other receivables, net	19,634	—		19,634
Above-market leases, net	11,893	94	(c)	11,987
Deferred financing costs, prepaid expenses and other assets	26,956	1,278	(d)	28,234
Total assets	$1,775,751	$144,123		$1,919,874
Liabilities and stockholders’ equity
Notes payable	$922,890	$142,500		$1,065,390
Accounts payable and accrued liabilities	35,935	—		35,935
Due to affiliates	3,908	—		3,908
Distributions payable	5,195	—		5,195
Below-market leases, net	26,738	4,455	(c)	31,193
Other liabilities	12,293	—		12,293
Total liabilities	1,006,959	146,955		1,153,914
Commitments and contingencies
Redeemable common stock	30,192	—		30,192
Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 99,101,093 shares issued and outstanding and 99,101,093 pro forma shares	991	—		991
Additional paid-in capital	852,558	—		852,558
Accumulated other comprehensive income	960	—		960
Cumulative distributions and net losses	(115,909)	(2,832)	(e)	(118,741)
Total stockholders’ equity	738,600	(2,832)		735,768
Total liabilities and stockholders’ equity	$1,775,751	$144,123		$1,919,874

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2014

(a)	Historical financial information derived from KBS REIT III’s Quarterly Report on Form 10-Q as of September 30, 2014.
(b) Represents the acquisition of the Towers at Emeryville. The purchase price (net of closing credits) of the Towers at Emeryville was $245.6 million plus closing costs. This amount was funded with proceeds from a $175.0 million mortgage loan from an unaffiliated lender, of which $142.5 million was funded at closing, and cash available from proceeds, net of offering costs, from KBS REIT III’s initial public offering through the acquisition date.

(c)
KBS REIT III determined the cost of tangible assets, identifiable intangible assets and assumed liabilities (consisting of above and below-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change.

(d)	Represents loan fees incurred in conjunction with the financing of the acquisition.
(e) Represents direct and incremental acquisition costs related to the acquisition which are not reflected in KBS REIT III’s historical balance sheet.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2014
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustments				Pro Forma Total
		222 Main		Towers at Emeryville
Revenues:
Rental income	$100,401	$1,814	(b)	$16,667	(b)	$118,882
Tenant reimbursements	30,225	58	(c)	—		30,283
Interest income from real estate loan receivable	989	—		—		989
Other operating income	3,683	230	(d)	2,465	(d)	6,378
Total revenues	135,298	2,102		19,132		156,532
Expenses:
Operating, maintenance and management	32,150	287	(e)	5,656	(e)	38,093
Real estate taxes and insurance	23,898	249	(f)	1,965	(f)	26,112
Asset management fees to affiliate	8,144	201	(g)	1,384	(g)	9,729
Real estate acquisition fees to affiliate	3,885	(1,705)	(h)	—		2,180
Real estate acquisition fees and expenses	745	(287)	(h)	—		458
General and administrative expenses	2,404	—		—		2,404
Depreciation and amortization	56,726	983	(i)	6,415	(i)	64,124
Interest expense	18,197	650	(j)	2,346	(k)	21,193
Total expenses	146,149	378		17,766		164,293
Other income:
Other interest income	51	—		—		51
Gain on sale of real estate, net	10,895	—		—		10,895
Total other income	10,946	—		—		10,946
Net income	$95	$1,724		$1,366		$3,185
Net income per common share, basic and diluted	$—					$0.03
Weighted-average number of common shares outstanding, basic and diluted	84,774,042					98,051,218	(l)

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2014

(a)	Historical financial information derived from KBS REIT III’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2014.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS REIT III), including amortization of above-market lease assets and below-market lease liabilities, for the nine months ended September 30, 2014. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2013. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2014, based on historical operations of the previous owners.

(d)
Represents parking revenue and other operating income from tenants (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2014, based on historical operations of the previous owners.

(e)
Represents property operating, maintenance and management expenses (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2014, based on historical operations of the previous owners.

(f)
Represents real estate taxes and insurance expenses (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2014, based on historical operations of the previous owners.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2014 that would be due to an affiliate of KBS REIT III had the property been acquired on January 1, 2013. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS REIT III’s affiliated advisor equal to one‑twelfth of 0.75% of the amount paid or allocated to acquire the investment, plus the cost of any subsequent development, construction or improvements to the property. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS REIT III’s affiliated advisor.

(h)	Represents adjustments to eliminate non-recurring acquisition fees and expenses related to the specific real estate investment which are reflected in KBS REIT III’s historical statement of operations.

(i)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2014. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease. Amortization expense on 222 Main’s tax reimbursements asset from the city’s redevelopment agency is recognized using the straight-line method over the projected property tax reimbursement period.

(j)
Represents interest expense and loan fee amortization expense (not reflected in the historical statement of operations of KBS REIT III) incurred on a $102.7 million mortgage loan secured by 222 Main, which bears interest at a fixed rate of 3.97% and matures on March 1, 2021.

(k)
Represents interest expense and loan fee amortization expense (not reflected in the historical statement of operations of KBS REIT III) incurred on a $142.5 million mortgage loan secured by the Towers at Emeryville, which bears interest at a floating rate of 175 basis points over one-month LIBOR and matures on January 15, 2018.

(l)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS REIT III’s initial public offering used to complete the acquisitions were raised as of January 1, 2013 and KBS REIT III received a gross offering price of $10.00 per share.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustments				Pro Forma Total
		222 Main		Towers at Emeryville
Revenues:
Rental income	$61,253	$11,519	(b)	$20,529	(b)	$93,301
Tenant reimbursements	16,612	370	(c)	—		16,982
Interest income from real estate loan receivable	1,082	—		—		1,082
Other operating income	1,476	1,460	(d)	2,463	(d)	5,399
Total revenues	80,423	13,349		22,992		116,764
Expenses:
Operating, maintenance, and management	20,870	1,821	(e)	7,251	(e)	29,942
Real estate taxes and insurance	14,134	1,581	(f)	2,542	(f)	18,257
Asset management fees to affiliate	4,653	1,279	(g)	1,845	(g)	7,777
Real estate acquisition fees to affiliate	9,423	—		—		9,423
Real estate acquisition fees and expenses	5,677	—		—		5,677
General and administrative expenses	2,234	—		—		2,234
Depreciation and amortization	35,380	6,242	(h)	7,558	(h)	49,180
Interest expense	9,751	4,128	(i)	3,177	(j)	17,056
Total expenses	102,122	15,051		22,373		139,546
Other income:
Other interest income	62	—		—		62
Net (loss) income	$(21,637)	$(1,702)		$619		$(22,720)
Net loss per common share, basic and diluted	$(0.50)					$(0.36)
Weighted-average number of common shares outstanding, basic and diluted	43,547,227					62,847,211	(k)

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

(a)	Historical financial information derived from KBS REIT III’s Annual Report on Form 10-K for the year ended December 31, 2013.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS REIT III), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2013. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2013. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2013, based on historical operations of the previous owners.

(d)
Represents parking revenue and other operating income from tenants (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2013, based on historical operations of the previous owners.

(e)
Represents property operating, maintenance and management expenses (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2013, based on historical operations of the previous owners.

(f)
Represents real estate taxes and insurance expenses (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2013, based on historical operations of the previous owners.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2013 that would be due to an affiliate of KBS REIT III had the property been acquired on January 1, 2013. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS REIT III’s affiliated advisor equal to one‑twelfth of 0.75% of the amount paid or allocated to acquire the investment, plus the cost of any subsequent development, construction or improvements to the property. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS REIT III’s affiliated advisor.

(h)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2013. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease. Amortization expense on 222 Main’s tax reimbursements asset from the city’s redevelopment agency is recognized using the straight-line method over the projected property tax reimbursement period.

(i)
Represents interest expense and loan fee amortization expense (not reflected in the historical statement of operations of KBS REIT III) incurred on a $102.7 million mortgage loan secured by 222 Main, which bears interest at a fixed rate of 3.97% and matures on March 1, 2021.

(j)
Represents interest expense and loan fee amortization expense (not reflected in the historical statement of operations of KBS REIT III) incurred on a $142.5 million mortgage loan secured by the Towers at Emeryville, which bears interest at a floating rate of 175 basis points over one-month LIBOR and matures on January 15, 2018.

(k)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS REIT III’s initial public offering used to complete the acquisitions were raised as of January 1, 2013 and KBS REIT III received a gross offering price of $10.00 per share.